UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06330

Morgan Stanley Limited Duration U.S. Government Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York                    10036

    (Address of principal executive offices)              (Zip code)

John Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: May 31, 2014

Date of reporting period: August 31, 2013

Item 1. Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (12.5%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$787	................................	2.325%	06/01/38	$835,992
695	................................	2.392	08/01/35	739,800
1,471	................................	2.436	03/01/37	1,567,331
995	................................	2.462	01/01/36	1,059,509
1,018	................................	2.563	07/01/38	1,094,227
764	................................	2.621	07/01/38	808,758
249	................................	2.649	07/01/36	263,904
1,044	................................	2.75	05/01/40	1,100,286
1,024	................................	2.84	09/01/35	1,076,749
744	................................	4.671	09/01/40	782,327
365	................................	5.703	06/01/37	389,359
	Federal National Mortgage Association, Conventional Pools:
770	................................	2.343	05/01/35	815,979
997	................................	2.572	09/01/38	1,054,741
1,203	................................	2.656	10/01/35	1,266,453
1,116	................................	2.708	10/01/39	1,179,729
1,174	................................	2.719	10/01/37	1,250,633
881	................................	2.72	05/01/39	934,703
424	................................	3.26	09/01/39	455,698
519	................................	3.565	07/01/39	550,733
589	................................	5.092	09/01/38	624,667
	Government National Mortgage Association, Various Pools:
577	................................	3.00	11/20/39–02/20/40	603,422

	Total Agency Adjustable Rate Mortgages (Cost $18,554,178)			18,455,000

	Agency Bond - Banking (FDIC Guaranteed) (0.6%)
880	NCUA Guaranteed Notes (Cost $878,777)	1.40	06/12/15	893,675

	Agency Bond - Consumer Discretionary (U.S. Government Guaranteed) (0.6%)
870	Safina Ltd. (Cost $870,425)	2.00	12/30/23	850,136

	Agency Fixed Rate Mortgages (26.1%)
	Federal Home Loan Mortgage Corporation,
	Gold Pools:
4,270	................................	4.00	11/01/41–11/01/42	4,373,458
1,491	................................	4.50	12/01/24	1,570,270
73	................................	7.50	05/01/35	86,591
39	................................	8.00	08/01/32	46,563
40	................................	8.50	08/01/31	48,697
	Federal National Mortgage Association,
	Conventional Pools:
1,554	................................	3.50	12/01/42	1,531,112
2,069	................................	4.00	06/01/24–11/01/41	2,187,203
3,325	................................	4.50	06/01/24–11/01/40	3,527,589
6,815	................................	5.00	12/01/23–03/01/41	7,370,062
3,467	................................	5.50	05/01/41	3,788,097
764	................................	6.00	02/01/37	839,588
515	................................	6.50	12/01/36	569,937
583	................................	7.00	04/01/32–03/01/37	653,235
94	................................	7.50	08/01/37	110,833
168	................................	8.00	04/01/33	201,487
71	................................	8.50	10/01/32	87,870
	September TBA:
4,000	(a)................................	2.50	09/01/28	3,970,625

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association,
	Various Pools:
$5,743	................................	3.50%		11/20/42	$5,813,388
372	................................	4.00		04/20/42	388,468
410	................................	6.00		11/15/38	450,687
506	................................	7.50		11/15/32	587,450
314	................................	8.50		07/15/30	362,792

	Total Agency Fixed Rate Mortgages (Cost $39,288,686)				38,566,002

	Asset-Backed Security (0.5%)
730	United States Small Business Administration (Cost $729,818)	2.245		09/10/22	708,426

	Collateralized Mortgage Obligations - Agency Collateral Series (10.3%)
	Federal Home Loan Mortgage Corporation
1,025	................................	1.426		08/25/17	1,015,994
841	................................	1.437		01/25/19	838,370
342	................................	1.56		10/25/18	342,968
808	................................	1.615		09/25/18	813,035
2,450	................................	1.655		11/25/16	2,473,286
1,619	................................	1.691		06/25/18	1,632,853
964	................................	1.776		04/25/18	975,869
751	................................	1.781		10/25/20	746,760
342	................................	1.873		01/25/18	347,575
843	................................	1.883		05/25/19	821,202
829	................................	2.061		10/25/20	832,216
265	................................	2.086		03/25/19	261,516
654	................................	2.257		10/25/20	662,189
320	................................	2.303		09/25/18	321,353
285	................................	2.323		10/25/18	286,109
	Federal National Mortgage Association
899	................................	0.595		08/25/15	894,854
547	................................	0.953		11/25/15	547,728
1,030	................................	1.083		02/25/16	1,032,104
1,891	Government National Mortgage Association, IO	6.616	(b)	08/16/36	430,189

	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $15,197,485)				15,276,170

	Sovereign (0.6%)
885	Tunisia Government AID Bonds (Cost $885,000)	1.686		07/16/19	855,786

	U.S. Agency Securities (3.2%)
450	Federal Home Loan Mortgage Corporation	5.50		08/23/17	520,774
1,540	Federal National Mortgage Association	0.875		10/26/17	1,502,254
	Private Export Funding Corp.
490	................................	1.375		02/15/17	491,137
2,300	................................	1.45		08/15/19	2,182,217

	Total U.S. Agency Securities (Cost $4,885,023)				4,696,382

	U.S. Treasury Securities (43.4%)
	U.S. Treasury Notes
9,000	................................	0.25		12/15/15	8,950,428
10,000	................................	1.00		09/30/16	10,054,300
16,000	................................	1.50		06/30/16	16,351,872
11,000	................................	1.875		06/30/15	11,304,007
5,500	................................	2.125		11/30/14	5,631,593
11,450	................................	2.25		01/31/15	11,772,707

	Total U.S. Treasury Securities (Cost $65,017,408)				64,064,907

	Short-Term Investments (5.3%)
	U.S. Treasury Security (0.2%)
350	U.S. Treasury Bill (Cost $349,893)(c)(d)	0.074		01/30/14	349,949

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2013 (unaudited) continued

NUMBER OF SHARES (000)
	Investment Company (5.1%)
7,530	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (e) (Cost $7,530,264)		$7,530,264

	Total Short-Term Investments (Cost $7,880,157)		7,880,213

	Total Investments (Cost $154,186,957) (f)(g)	103.1%	152,246,697
	Liabilities in Excess of Other Assets	(3.1)	(4,618,206)

	Net Assets	100.0%	$147,628,491

AID	Agency for International Development.
FDIC	Federal Deposit Insurance Corporation.
NCUA	National Credit Union Administration.
IO	Interest Only.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on August 31, 2013.
(c)	Rate shown is the yield to maturity at August 31, 2013.
(d)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(e)

The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Funds with respect to assets invested by the Fund in the Liquidity Funds.

(f)	Securities are available for collateral in connection with a security purchased on a forward commitment basis, open futures contracts and a swap agreement.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2013 (unaudited) continued

Futures Contracts Open at August 31, 2013:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
37	Short	U.S. Treasury 30 yr. Bond, Dec-13	$(4,880,531)	$(4,625)
25	Short	U.S. Treasury 2 yr. Note, Dec-13	(5,493,750)	(391)
48	Short	U.S. Treasury 5 yr. Note, Dec-13	(5,744,625)	1,125
114	Short	U.S. Treasury 10 yr. Note, Dec-13	(14,168,063)	30,346

		Net Unrealized Appreciation		$26,455

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments ¡ August 31, 2013 (unaudited) continued

Interest Rate Swap Agreement Open at August 31, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION
CME Group Inc.*	$19,059	3 Month LIBOR	Receive	0.48%	08/01/15	$16,697

LIBOR *	London Interbank Offered Rate. Centrally Cleared Swap Agreement.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Portfolio of Investments ¡ August 31, 2013 (unaudited)

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$18,455,000	$—	$18,455,000
Agency Bond - Banking (FDIC Guaranteed)	—	893,675	—	893,675
Agency Bond - Consumer Discretionary (U.S. Government Guaranteed)	—	850,136	—	850,136
Agency Fixed Rate Mortgages	—	38,566,002	—	38,566,002
Asset-Backed Security	—	708,426	—	708,426
Collateralized Mortgage Obligations - Agency Collateral Series	—	15,276,170	—	15,276,170
Sovereign	—	855,786	—	855,786
U.S. Agency Securities	—	4,696,382	—	4,696,382
U.S. Treasury Securities	—	64,064,907	—	64,064,907
Total Fixed Income Securities	—	144,366,484	—	144,366,484
Short-Term Investments
U.S. Treasury Security	—	349,949	—	349,949
Investment Company	7,530,264	—	—	7,530,264
Total Short-Term Investments	7,530,264	349,949	—	7,880,213
Futures Contracts	31,471	—	—	31,471
Interest Rate Swap Agreement	—	16,697	—	16,697
Total Assets	7,561,735	144,733,130	—	152,294,865
Liabilities:
Futures Contracts	(5,016)	—	—	(5,016)
Total	$7,556,719	$144,733,130	$—	$152,289,849

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2013, the Fund did not have any investments transfer between investment levels.

Item 2. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Limited Duration U.S. Government Trust

/s/ John Gernon

John Gernon

Principal Executive Officer

October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John Gernon

John Gernon

Principal Executive Officer

October 22, 2013

/s/ Francis Smith

Francis Smith

Principal Financial Officer

October 22, 2013